                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 3
                                       TO
                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

         This Amendment No. 3 (the "Amendment No. 3") is entered into as of May 5, 2004 and amends that certain Amended and Restated Asset Purchase Agreement, dated as of February 25, 2004 (as amended by Amendment No. 1 thereto dated as of March 8, 2004) ("Amendment No. 1") and Amendment No. 2 thereto dated as of April 21, 2004 ("Amendment No. 2") (as so amended, the "Agreement"), by and among Weirton steel Corporation, a Delaware corporation ("WSC"), FW Holdings, Inc., a Delaware corporation ("FWH"), Weirton Venture Holdings Corporation, a Delaware corporation ("WVHC", collectively with WSC and FWH, "Sellers" and each of them individually, "Seller"); ISG Weirton Inc., a Delaware corporation ("Buyer"); and International Steel Group, Inc., a Delaware corporation ("ISG").

                             Background Information

         A. Sellers and the Noteholders have agreed to the terms in which they will resolve disputes between the Sellers and the Noteholders, which resolution will include withdrawal of the Noteholders' appeals of the entry of the Sale Order by the Bankruptcy Court. Certain of the terms of this resolution require amendment of the Agreement.

         B. Sellers, Buyers and ISG desire that the disputes between Seller and the Noteholders be resolved, and therefore desire to amend the Agreement as provided in this Amendment No. 3.

         C. Capitalized terms in this Amendment No. 3 and not defined herein shall have the respective meanings given to them in the Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are being acknowledged, Sellers, Buyer and ISG hereby agree as follows:
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         1.       The first sentence of Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

                  "The consummation of the transactions contemplated hereby (the "Closing") shall take place at the offices of Jones Day, North Point, 901 Lakeside Avenue, Cleveland, OH 44114, at 10:00 a.m. eastern time on or after May 17, 2004; provided, however, that Sellers' obligation shall remain subject to the subrogation waiver by Sellers of the conditions contained in
                  Section 7.1 and Buyers' and ISG's obligations shall be subject to the satisfaction or waiver of the conditions contained in Section 7.2; provided, further, that the Closing may be held at any other time or place, or on any other date (the date on which the Closing actually occurs, the "Closing Date") by consent of all of Sellers, Buyer and ISG."

         2. SECTION 15 of Amendment No. 2 is hereby deleted (with the effect that Section 5.1(i) of the Agreement and the definition of "Avoidance Action" are restored in their original form.

         3. SECTION 5.8 of the Agreement is hereby amended and restated in its entirety as follows:

                  "5.8 TIMING AND COORDINATION OF CLOSING.

                  (a) Notwithstanding anything to the contrary in Section 3.1, Buyer and Sellers shall prepare to, and shall use best efforts to, consummate the transactions contemplated by this Agreement on the terms set forth herein on, or as promptly as practicable after, May 17, 2004. Best efforts shall not require any party to make any effort to or spend any money to settle any dispute with any creditor of Sellers.

                  (b) Sellers acknowledge that they have designated Buyer as the Successful Bidder under the Bid Procedures Order. If at any time on or prior to May 17, 2004 (the "Designated Date")
                  (i) the Sale Order approving the sale to Buyer as the Successful Bidder has been entered, (ii) the conditions contained in Sections 7.2(a), 7.2(b), 7.2(d), 7.2(f), 7.2(j),
                  7.2(n) and 7.2(p) are satisfied, and (iii) Sellers notify ISG and Buyer of the occurrence of the satisfaction of the conditions described in clauses (i) and (ii) of this Section 5.8(b), then ISG and Buyers shall waive the conditions contained in Sections 7.2(c), 7.2(g), 7.2(h) and 7.2(c) in connection with any Closing on the Designated Date and shall use their respective best efforts to effect the Closing on the terms set forth herein on the Designated Date (provided that the conditions listed in clause (ii) above remain satisfied on the Closing Date)."


                                       2


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         4.       Section 8.1(h) is hereby amended by the addition of the
following language, immediately after the words "chapter 7 case" at the end thereof:

                  "or (iv) the Closing has not occurred on May 17, 2004 (or such later date as Buyer and Seller may hereafter select in accordance with Section 11.9) as a result of the non-satisfaction or non-waiver of one or more of the conditions contained in Section 7.1, and the non-satisfaction of such condition or conditions does not result principally from the inaccuracy of any representation or warranty of Buyer or ISG, or the breach of any material covenant by Buyer or ISG, in either case first occurring after May 5, 2004."

         5. Article 12 of the Agreement is hereby amended by the addition of the following definitions:

                  "Noteholders" means, collectively, the holders of WSC's 10% Senior Secured Notes due 2008 and Secured Pollution Control Revenue Refunding Bonds Series 2002, J.P. Morgan Trust Company, National Association and the Informal Committee of Secured Noteholders.

         6. The Agreement remains in full force and effect except as and to the extent modified by this Amendment.

         7. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof), except to the extent that the laws of such State are superseded by the Bankruptcy Code or other applicable federal law.

         8. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement.

                         (Signatures on following page)


                                       3
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
3 to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  BUYER:

                                  ISG WEIRTON, INC.



                                  By: /s/ Gordon Spelich
                                      -----------------------------------------
                                  Name: Gordon Spelich
                                  Title: Vice President and Assistant Secretary


                                  SELLERS:

                                  WEIRTON STEEL CORPORATION



                                  By:
                                          -------------------------------------
                                  Name:
                                          -------------------------------------
                                  Title
                                          -------------------------------------

                                  FW HOLDINGS, INC.


                                  By:
                                          -------------------------------------
                                  Name:
                                          -------------------------------------
                                  Title
                                          -------------------------------------

                                  WEIRTON VENTURE HOLDINGS CORPORATION


                                  By:
                                          -------------------------------------
                                  Name:
                                          -------------------------------------
                                  Title
                                          -------------------------------------


                                  ISG

                                  INTERNATIONAL STEEL GROUP, INC.

                                  By: /s/ Gordon Spelich
                                      -----------------------------------------
                                  Name: Gordon Spelich
                                  Title: Vice President, Business Development

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                   BUYER:

                                   ISG WEIRTON, INC.


                                   By:
                                         ---------------------------------------
                                   Name:  Gordon Spelich
                                   Title: Vice President and Assistant Secretary

                                   SELLERS:

                                   WEIRTON STEEL CORPORATION


                                   By:   /s/ Mark E. Kaplan
                                         ---------------------------------------
                                   Name: Mark E. Kaplan
                                         ---------------------------------------
                                   Title: President
                                         ---------------------------------------

                                   FW HOLDINGS INC.


                                   By:   /s/ Mark E. Kaplan
                                         ---------------------------------------
                                   Name: Mark E. Kaplan
                                         ---------------------------------------
                                   Title: President
                                         ---------------------------------------

                                   WEIRTON VENTURE HOLDINGS CORPORATION


                                   By:   /s/ Mark E. Kaplan
                                         ---------------------------------------
                                   Name: Mark E. Kaplan
                                         ---------------------------------------
                                   Title: President
                                         ---------------------------------------

                                   ISG

                                   INTERNATIONAL STEEL GROUP, INC.


                                   By:
                                         ---------------------------------------
                                   Name:  Gordon Spelich
                                   Title: Vice President, Business Development